                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

              PRECEPT BUSINESS SERVICES, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                        PRECEPT BUSINESS SERVICES, INC.
                             WOODALL ROGERS FREEWAY
                                   SUITE 500
                              DALLAS, TEXAS 75201

                            ------------------------

                                OCTOBER 27, 1999

    Re: Amendment to Proxy Statement

Dear Shareholder:

    Enclosed please find an amendment to the Proxy Statement for the Annual Meeting of Shareholders of Precept Business Services, Inc. ("Precept") to be held November 3, 1999.

    The Principal Shareholders and Management Ownership table contained on pages 3-4 of the Proxy Statement failed to include Stephen A. DiMarco as a beneficial owner of 5% or more of Precept Common Stock. Enclosed is a revised table containing the correct information.

    We apologize to you and to Mr. DiMarco for this oversight.

                                          Very truly yours,

                                          Peter H. Trembath
                                          SENIOR VICE PRESIDENT,
                                          GENERAL COUNSEL AND SECRETARY

                         PRECEPT BUSINESS SERVICE, INC.
                          1909 WOODALL RODGERS FREEWAY
                                   SUITE 500
                              DALLAS, TEXAS 75201

                            ------------------------

                          AMENDMENT TO PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                             ---------------------

                             ---------------------

                          TO BE HELD NOVEMBER 3, 1999

                             ---------------------

    The Principal Shareholders and Management Ownership table set forth on pages 3-4 of the Proxy Statement for the Annual Meeting of Shareholders of Precept Business Services is amended and restated in its entirety as follows:

                PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

    The following table sets forth certain information as of the Record Date with respect to the shares of Class A Common Stock and Class B Common Stock beneficially owned by (1) shareholders known to Precept to own more than 5% of the outstanding shares of such classes; (2) each of our directors and executive officers; and, (3) all of Precept's executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them, unless otherwise noted.

                                                                    CLASS B COMMON
                                CLASS A COMMON STOCK(1)                STOCK(2)               TOTAL        PERCENT OF
                             -----------------------------      ----------------------      NUMBER OF        TOTAL
NAME AND ADDRESS OF                             PERCENT OF       NUMBER     PERCENT OF     CLASS A AND       VOTING
BENEFICIAL OWNER(3)          NUMBER OF SHARES    CLASS(4)       OF SHARES    CLASS(4)    CLASS B SHARES     POWER(1)
-------------------          ----------------   ----------      ---------   ----------   ---------------   ----------
Darwin Deason..............  3,533,669(5)(6)       40.5%         592,142        100%      4,125,811(6)        64.5%
Douglas R. Deason..........    729,929(7)           8.4%               0          0%        729,929(7)         5.0%
William W. Solomon, Jr.....          0                0%               0          0%             --              0%
D. Paul Cabra..............    148,481              1.7%               0          0%        148,481            1.0%
Ronald L. Sorci............      2,786                *                0          0%          2,786              *
J. Livingston Kosberg......    162,215(8)           1.9%               0          0%        162,215(8)         1.1%
Sheldon I. Stein...........          0                0%               0          0%             --              0%
Robert N. Bazinet..........    103,537              1.2%               0          0%        103,537              *
J. D. Greco................    519,213              5.9%               0          0%        519,213            3.5%
Peter H. Trembath..........      4,200                *                0          0%          4,200              *
All Directors and Officers
  as a Group...............  4,325,620(6)          49.6%(6)      592,142        100%      4,917,762(6)        69.9%(6)
Beneficial Owners of more
  than 5% of Precept Common
  Stock....................
First Nationwide Bank......    469,466              5.4%               0          0%        469,466            3.2%
David L. Neely(9)..........    735,788              8.4%               0          0%        735,788            5.0%
Stephen A. DiMarco.........    541,342              6.2%               0          0%        541,342            3.7%

--------------------------

* Less than 1%

(1) The information set forth for Class A Common Stock does not include the shares of Class B Common Stock of such holder which are convertible, at any time and from time to time, into shares of Class A Common Stock on a share-for-share basis. However, percentages set forth in the column labeled "Percent of Total Voting Power" assumes that the holder of Class B Common Stock is entitled to ten votes for each such share held in his or her name. The information set forth in this table does not include outstanding options granted any of the named individuals to purchase shares of Class A Common Stock, none of which options are not exercisable within sixty days of the date hereof.

(2) Each share of Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis at any time.

(3) The address of each director and officer is in care of Precept at 1909 Woodall Rodgers Freeway, Suite 500, Dallas, Texas 75201.

(4) Based on 8,728,044 shares of Class A Common Stock and 592,142 shares of Class B Common Stock outstanding at October 7, 1999.

(5) Does not include 592,142 shares of Class B Common Stock. Each share of Class B Common Stock is convertible into Class A Common Stock on a share-for-share basis at any time. Mr. Deason owns all of the issued and outstanding shares of Class B Common Stock.

(6) Includes 2,090,385 shares of Class A Common Stock for which Mr. Deason has been granted proxies to vote, including the shares of Class A Common Stock held by Douglas R. Deason, D. Paul Cabra and

    David L. Neely and reflected in the above table. The share totals and percentages of class and total voting power shown for All Directors and Officers of the Company in the above table have been adjusted to avoid double counting any shares subject to any such proxies granted by current officers or directors of the Company.

(7) Includes 90,125 shares of Class A Common Stock owned by a trust for the benefit of Douglas R. Deason's children and for which Darwin Deason serves as Trustee. Darwin Deason and Douglas R. Deason disclaim beneficial ownership of such shares.

(8) Held by the J. Livingston Kosberg trust of which Mr. Kosberg is the sole trustee.

(9) Mr. Neely served the Company as its Chairman and Chief Executive Officer for a number of years. He resigned his positions in April, 1999.

October 26, 1999

                                       2